Subsequent Events (Notes)	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 20 – Subsequent Events

Merger

On February 2, 2015, we completed the Merger of our consolidated master limited partnerships, Pre-merger WPZ and ACMP. (See Note 1 – Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies.)

Debt Items

On March 3, 2015, WPZ completed a public offering of $1.25 billion of 3.6 percent senior notes due 2022, $750 million of 4.0 percent senior notes due 2025 and $1 billion of 5.1 percent senior notes due 2045. WPZ used the net proceeds to repay amounts outstanding under its commercial paper program and credit facility, to fund capital expenditures, and for general partnership purposes.

On April 15, 2015, WPZ paid $783 million, including a redemption premium, to retire $750 million of 5.875 percent senior notes due 2021.

As of May 4, 2015, there was $536 million of commercial paper outstanding under WPZ’s $3 billion commercial paper program and $350 million of outstanding borrowings under our long-term credit facilities.

Dividends

We paid a cash dividend of $0.58 per common share on March 30, 2015.

Acquisition

On April 6, 2015, WPZ announced its agreement to acquire an additional 21 percent equity interest in UEOM for $575 million, subject to the right of the other member of UEOM to participate in the transaction. If the other member exercises this right, WPZ would acquire an approximate 13 percent interest and the other member would acquire an approximate 8 percent interest.